UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 29, 2003



                          Summit Financial Group, Inc.
             (Exact name of registrant as specified in its charter)



       West Virginia                  0-16587                   55-0672148
     (State or Other                (Commission              (I.R.S. Employer
       Jurisdiction)                File Number)             Identification)




                          223 North Main Street
                              Moorefield, WV                26836
               (Address of principal executive offices) (Zip Code)


                                 (304) 538-7233
              (Registrant's telephone number, including area code)


                                 Not Applicable
      (Former name, address, and fiscal year, if changed since last report)

Item 7.  Financial Statements and Exhibits

(c)  Exhibits.

99.1     News Release, dated July 29, 2003 incorporated herein by reference.


Item  9.  Regulation FD Disclosure

On July 29, 2003, Summit Financial Group, Inc. ("Summit ") issued a News Release announcing its earnings for the second quarter and first half of 2003. A copy of the News Release is attached as Exhibit 99.1 to this Report.


Item 12.  Results of Operations and Financial Condition

On July 29, 2003, Summit issued a News Release announcing its earnings for the second quarter and first half of 2003. A copy of the News Release is attached as
Exhibit 99.1 to this Report.

The information in this report and the accompanying exhibit is being furnished under Item 9 and Item 12 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          SUMMIT FINANCIAL GROUP, INC.


Date: July 30, 2003                       By: /s/ Robert S. Tissue
                                             --------------------------------
                                                Robert S. Tissue
                                                Senior Vice President and
                                                Chief Financial Officer

                                  EXHIBIT INDEX



Exhibit No.  Description
-----------  -----------

99.1         News Release, dated July 29, 2003 incorporated herein by reference.